EXHIBIT 99

Text of Investor Conference Slideshow from March 10, 2005

(TBNC - Nasdaq National Market) March 2005 New

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The Banc Corporation cautions that such "forward looking statements," wherever they occur in this presentation or in other statements attributable to The Banc Corporation are necessarily estimates reflecting the judgment of The Banc Corporation's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in The Banc Corporation's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by The Banc Corporation; and changes in the loan portfolio and the deposit base of The Banc Corporation. The Banc Corporation disclaims any intent or obligation to update "forward looking statements."

Company Profile Growth Era Transaction Summary Strategic Assessment of Corporation Shareholder Value Era Short-Term Initiatives Long-Term Initiatives TBNC v. SUFI Comparison Shareholder Value Impact TBNC ROAD SHOW Spring 2005 The "New" Banc Corporation - Page 1 -

Company Profile $1.4 billion commercial bank 26 banking offices in Alabama & Florida 3rd largest independent community bank headquartered in Alabama Founded in 1997 by James A. Taylor Full service / commercial and retail bank product offering - Page 2 -

The Growth Era 1997 - 2004 Completed acquisition of 9 banks and opened 6 de novo branches Raised $50 million capital and $31 million Trust Preferred Sold 7 Florida branches for $46 million to offset non-recurring losses in 2003 Sold $32 million distressed loan portfolio in 2004 Net operating earnings of $15 million during eight-year period - Page 3 -

Operating Earnings 1997 - 2004 1997 1998 1999 2000 2001 2002 2003 2004 2047 471 3587 3685 1784 6733 -4500 1272 ($ in Thousands) - Page 4 -

"New" Management Transaction Summary January 2005 New CEO and Senior Management Team named (5 new executives and 3 existing executives) Capital injection of $7.5 million Former CEO & COO employment contracts terminated / expensed approximately $7.5 million after tax Senior Management Team owns 11% fully diluted James A. Taylor named non-executive Chairman with stock lockup - Page 5 -

"New" Management Transaction Summary January 2005 - Page 6 - C. Stanley Bailey, 34 years experience - Superior & AmSouth C. Marvin Scott, 34 years experience - Superior & AmSouth Rick Gardner, 15 years experience - Superior & First Commercial George Hall, 20 years experience - Compass & Wachovia David Carter, 30 years experience - The Bank & Trustmark Duane Bickings, 24 years experience - Superior & Bank of America Hampton McFadden, 16 years experience - The Bank & Haskell, Slaughter David Hiden, 25 years experience - Superior & Barnett

The "New" Banc Corporation Strategic Assessment Sizable operating platform Banking experience of personnel Economies of Northeast Alabama and Florida Plentiful capital for deployment In-market merger related customer dislocation Credit / Fraud issues behind company - Page 7 -

The "New" Banc Corporation Market Assessment - Page 8 - Although all of our markets are important to our success, we are directing our resources to create the greatest return for our stockholders. Birmingham Huntsville Florida Panhandle

The "New" Banc Corporation Market Assessment Northeast Alabama (Birmingham, Huntsville, Anniston/Gadsden MSA's) Major medical, aero-space, defense, and automotive industries All industries in expansion mode Ranked Top 10 in Fortune 500 Companies Headquarters Presence of numerous large regional / national banks 2004 2009 % Change U.S. % Change Total Population 2,037,559 2,101,896 3.16% 4.84% Households 808,180 841,359 4.11% 5.02% Avg.Household Income ($M) $55,504 $62,729 13.04% 13.32% - Page 9 -

The "New" Banc Corporation Market Assessment Northwest Florida #1 market share in Gulf / Franklin Counties St. Joe Company's development described as "most extensive Florida construction boom since Disney came to Orlando" Strong retirement / second home / tourism industries Affluent, high population growth 2004 2009 % Change U.S. % Change Total Population 855,419 912,471 6.67% 4.84% Households 334,386 359,227 7.43% 5.02% Avg.Household Income ($M) $52,407 $59,159 12.89% 13.32% - Page 10 -

The "New" Banc Corporation Maximizing Shareholder Value - Page 11 -

The "New" Vision Five-Year Plan of Value Creation Restore Regulatory and Shareholder confidence Focus on growth markets: Northeast Alabama and Florida Build bank to $2-3 billion bank: Create Operating Leverage! Achieve Peer bank operations performance - Page 12 -

The "New" Banc Corporation Short-Term Initiatives Reduce / sell non-earning or low-earning assets (real estate, etc.) Reduce legal, regulatory, insurance costs Reduce headcount to fit business mix Reduce Board size Redeem $6.2 million preferred stock $20-50 million capital redeployment $5-10 million cost reductions - Page 13 -

The "New" Banc Corporation Long-Term Initiatives Funding Mix Focus on core deposit growth Reduce wholesale funding Expand franchise SouthTrust / Regions customer solicitation 2004 $1.07 Billion 2009 $2.10 Billion - Page 14 - (20% brokered deposits)

The "New" Banc Corporation Long-Term Initiatives Loan Mix / Quality Remix loan portfolio to 1/3 commercial, 1/3 commercial real estate, 1/3 consumer Focus on relationships (loans, deposits, cash management) Reduce NPA's from 1.32% to sub 0.50% 2004 $934 Million 2009 $2.0 Billion - Page 15 -

The "New" Banc Corporation Long-Term Initiatives Fee Income Expand deposit account fees Expand mortgage originations Introduce investment / insurance products Obtain peer bank fee income contribution 0.70% v. peer 1.2% of average assets - Page 16 -

The "New" Banc Corporation TBNC v. SUFI Superior Financial Corporation (SUFI) SUFI 1998 * SUFI 2002 TBNC 2004 * Assets $1.1 Billion $1.8 Billion $1.4 Billion Loans Mix: Mortgage Commercial Consumer 60% 5% 35% 35% 30% 35% 56% 40% 4% Deposit Mix: Transaction CD's < $100,000 Jumbo's 40% 55% 5% 50% 36% 14% 39% 23% 38% EPS $0.66 $1.80 $0.04 Stock Price $10 $23.75 $8.17 IRR - 20% - ROA 0.64% 1.21% 0.09% - Page 17 - * Indicates numbers when the new management team took control

The "New" Banc Corporation Maximizing Shareholder Value TBNC (1999-2005) SUFI (1999-2003) - Page 18 - The "New" Banc Corp. $10.28 3/4/05 $23.75 9/03

The "New" Banc Corporation Maximizing Shareholder Value Experienced Management Sizeable platform Good economic markets Merger customer dislocation Peer performance goal - Page 19 -

New